UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 22, 2020 (April 16, 2020)

On Track Innovations Ltd.

(Exact Name of Registrant as Specified in Its Charter)

Israel

(State or Other Jurisdiction of Incorporation)

000-49877	N/A
(Commission File Number)	(IRS Employer Identification No.)

Hatnufa 5, Yokneam Industrial Zone, Yokneam, Israel	2069200
(Address of Principal Executive Offices)	(Zip Code)

011 972 4 6868000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

As reported by On Track Innovations Ltd. (the “Company”) in its Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on December 26, 2019, and in its definitive Proxy Statement, filed with the SEC on March 10, 2020, (the “Proxy Statement”), on December 23, 2019, the Company entered into a share purchase agreement (the “Share Purchase Agreement”) with Jerry L. Ivy, Jr. Descendants’ Trust (“Ivy”) and certain other investors (collectively, the “Investors”) relating to a private placement (the “Private Placement”) of an aggregate of up to 12,500,000 Ordinary Shares of the Company, NIS 0.1 par value per share (the “Ordinary Shares”), at a purchase price of $0.20 per share, for aggregate gross proceeds to the Company of up to $2,500,000. The initial closing of the Private Placement took place shortly thereafter (the “Initial Closing”). At the Initial Closing, the Company issued and sold to the Investors an aggregate of 6,500,000 Ordinary Shares for aggregate gross proceeds to the Company of $1,300,000.

On April 16, 2020, following the approval by the Company’s shareholders of certain proposals that were included in the Proxy Statement and required for the consummation of the subsequent closing under the Share Purchase Agreement, the Company issued and sold to the Investors an aggregate of 6,000,000 Ordinary Shares for aggregate gross proceeds to the Company of $1,200,000. Following the consummation of the subsequent closing, as of April 22, 2020, the Company has a total of 53,824,377 outstanding Ordinary Shares.

The issuances of the Ordinary Shares issued in the Private Placement were exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act and/or Rule 506(b) of Regulation D promulgated thereunder. The Ordinary Shares are not registered under the Securities Act and may not be sold in the United States absent registration or an exemption from registration. The Company is obligated to file a registration statement with respect to the Ordinary Shares issued in the Private Placement within 90 days following the April 16, 2020 closing. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Ordinary Shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

On Track Innovations Ltd.

Date: April 22, 2020	By:	/s/ Assaf Cohen
	Name:	Assaf Cohen
	Title:	Chief Financial Officer